EXHIBIT 10.1

FORM OF

HEAT BIOLOGICS, INC.

INCENTIVE STOCK OPTION AGREEMENT

Granted under 2018 Stock Incentive Plan

1.

Grant of Option. This Incentive Stock Option Agreement (the “Agreement”) evidences the grant by Heat Biologics, Inc., a Delaware corporation (the “Company”), on the Grant Date to the Participant, an employee of the Company, of an option (this “Option”) to purchase, in whole or in part, on the terms provided herein and in the Company’s 2018 Stock Incentive Plan (the “Plan”), the Total Number of Shares Covered by this Option (the “Total Number of Shares”) at the Exercise Price per Share, all as defined and set forth in the accompanying Notice of Incentive Stock Option (the “Notice”).  Capitalized terms that are not otherwise defined herein or in the Notice shall have the meanings given to such terms in the Plan.

It is intended that this Option shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”).  If for any reason the Option, or any portion thereof, does not meet the requirements of Section 422 of the Code, then the Option, or any portion thereof, as necessary, shall be deemed a non-statutory stock option granted under the Plan.  Except as otherwise indicated by the context, the term “Participant,” as used in this Agreement, shall include any person who acquires the right to exercise this Option validly under its terms.

This Option is subject to forfeiture if prior to the vesting date the Corporation’s stockholders have not approved an amendment to the 2018 Plan to increase the number of shares of Common Stock available for grant by at least the number of shares of Common Stock issuable upon exercise of this Option.

2.

[Vesting Schedule.1 Subject to the provisions of the Plan, including but not limited to, Section 7 (Termination of Employment) and Section 8 (Effect of Change in Control), this Option shall vest and become exercisable at the time or times set forth in the accompanying Notice. Once exercisable, this Option shall continue to be exercisable at any time or times prior to the Stated Expiration Date, subject to the provisions hereof and of the Plan. No Option may be exercised after the Stated Expiration Date.]

[Vesting Schedule; Change in Control. Subject to Section 7 (Termination of Employment) of the Plan, this Option shall vest and become exercisable at the time or times set forth in the accompanying Notice. In the event of a Change in Control, then immediately prior to the effective date of a Change in Control, this Option shall be fully vested and become exercisable as to the Total Number of Shares, it being understood that in no event shall the Participant be entitled to exercise this Option to purchase greater than the Total Number of Shares as a result of this provision. Once exercisable, this Option shall continue to be exercisable at any time or times prior to the Stated Expiration Date, subject to the provisions hereof and of the Plan. No Option may be exercised after the Stated Expiration Date.]

———————

1 Unless otherwise determined at the time of the Grant of the Option and as set forth in the applicable Option Agreement, the vesting schedule for each Option will be subject to the provisions of the 2018 Stock Incentive Plan.

3.

Exercise of Option.

(a)

Form of Exercise. Each election to exercise this Option shall be in writing in substantially the form of the Notice of Stock Option Exercise attached to this Agreement as Exhibit A, signed by the Participant, and received by the Company at its principal office, accompanied by this Agreement, and payment in full in the manner provided in the Plan.  The Participant may purchase less than the number of Shares subject to this Option; provided that, no partial exercise of this Option may be for any fractional share.

(b)

Continuous Relationship with the Company Required.  Except as otherwise provided in Section 2 or this Section 3, this Option may not be exercised unless the Participant, at the time of the exercise of this Option, is, and has been at all times since the Grant Date, an employee to or of the Company or any subsidiary of the Company as defined in Section 424(f) of the Code (an “Eligible Participant”); provided, however that if the Participant terminates its relationship with the Company and thereafter resumes its relationship with the Company during the Exercise Period, it shall not be deemed to have undergone a termination of its relationship and the Option shall continue to be outstanding according to its terms.

(c)

Termination of Relationship with the Company.  If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in Section 2 or paragraph (d) below, the right to exercise this Option shall terminate three months after such cessation (but in no event after the Stated Expiration Date); provided that, this Option shall be exercisable only to the extent that the Participant was entitled to exercise this Option on the date of such cessation.  Notwithstanding the foregoing, if the Participant, prior to the Stated Expiration Date, violates the non-competition or confidentiality provisions of any employment agreement, confidentiality and nondisclosure agreement, or other agreement between the Participant and the Company, the right to exercise this Option shall terminate immediately upon such violation.

(d)

Exercise Period Upon Death or Disability.  If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Stated Expiration Date while the Participant is an Eligible Participant, this Option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee); provided that, this Option shall be exercisable only to the extent that this Option was exercisable by the Participant on the date of the Participant’s death or disability, and further provided that this Option shall not be exercisable after the Stated Expiration Date.

(e)

Method of Payment. Payment of the Exercise Price shall be made by any of the following, or a combination thereof, at the election of the Participant; provided, however, that such exercise method does not then violate any applicable law and, provided further, that the portion of the Exercise Price equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(i)

cash;

(ii)

check;

(iii)

surrender of Shares held for the requisite period, if any, necessary to avoid a charge to the Company’s earnings for financial reporting purposes, or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate Exercise Price of the Shares as to which the Option is being exercised;

(iv)

payment through a “net exercise” such that, without the payment of any funds, the Participant may exercise the Option and receive the net number of Shares equal to (x) the number of Shares as to which the Option is being exercised, multiplied by (y) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares);

(v)

payment through a broker-dealer sale and remittance procedure pursuant to which the Participant (1) shall provide written instructions to a Company-designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (2) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction;

(vi)

If the exercise of the Option within the applicable times periods set forth in this Section is prevented because such exercise would constitute a violation of applicable law, the Option shall remain outstanding until one (1) month after the date the Participant is notified by the Company that the Option is exercisable, but in no event later than the Stated Expiration Date set forth in the Notice; or

(vii)

The Company shall not be obligated to deliver any stock unless and until all applicable Federal and state laws and regulations have been complied with, nor in the event the outstanding common stock is at the time listed upon the Nasdaq Capital Market or any stock exchange, unless and until the shares to be delivered have been listed, or authorized to be added to the list by the Nasdaq Capital Market or the exchanges where it is listed, nor unless and until all legal matters in connection with the issuance and delivery of the shares have been approved by counsel for the Company.  The Optionee shall have no rights as a shareholder until the stock is actually delivered to him.

4.

Tax Matters.

(a)

Withholding.  No Shares shall be issued pursuant to the exercise of this Option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this Option.

(b)

Disqualifying Disposition.  If the Participant disposes of Shares acquired upon exercise of this Option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this Option, the Participant shall immediately notify the Company in writing of such disposition and shall timely satisfy all resulting tax obligations and shall hold the Company harmless with respect to any such tax obligations.

(c)

Code Section 409A.  The Exercise Price is intended to be the Fair Market Value of the Common Stock on the Grant Date.  The Company has determined the Fair Market Value of the Common Stock in good faith and using the reasonable application of a reasonable valuation method, for purposes of determining the Exercise Price.  Notwithstanding this, the Internal Revenue Service may assert that the Fair Market Value of the Common Stock on the Grant Date was greater than the Exercise Price.  Under Code Section 409A, if the Exercise Price is less than the Fair Market Value of the Common Stock as of the Grant Date, this Option may be treated as a form of deferred compensation and the Participant may be subject to an additional twenty percent (20%) tax, plus interest and possible penalties.  The Participant acknowledges that the Company has advised the Participant to consult with a tax adviser regarding the potential impact of Code Section 409A and that the Company, in the exercise of its sole discretion and without the consent of the Participant, may amend or modify this Agreement in any manner and delay the payment of any amounts payable pursuant to this Agreement to the minimum extent necessary to meet the requirements of Code Section 409A, as amplified by any Internal Revenue Service or U.S. Treasury Department regulations or guidance as the Company deems appropriate or advisable.

5.

Nontransferability of Option.  This Option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this Option shall be exercisable only by the Participant.

6.

Provisions of the Plan.  This Option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Option.

7.

Entire Agreement; Governing Law.   The Plan and the accompanying Notice are incorporated herein by reference.  This Agreement, the Notice and the Plan constitute the entire agreement between the Company and the Participant with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof.  This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware, as to matters within the scope thereof, and the internal laws of the State of North Carolina (without reference to conflict of law provisions), as to all other matters.

8.

Amendment.  Except as set forth in Section 5(c), this Agreement may not be modified or amended in any manner adverse to the Participant’s interest except by means of a writing signed by the Company and Participant.

9.

No Guarantee of Continued Service.  THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF OPTIONS PURSUANT TO THE VESTING SCHEDULE SET FORTH HEREIN AND IN THE NOTICE ARE EARNED ONLY BY CONTINUING SERVICE AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER).  THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED SERVICE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PARTICIPANT’S SERVICE WITH OR WITHOUT CAUSE.

*        *        *

Exhibit A

HEAT BIOLOGICS, INC.

NOTICE OF INCENTIVE STOCK OPTION EXERCISE

2018 STOCK INCENTIVE PLAN

The undersigned (the “Participant”) has previously been awarded an incentive stock option (the “Option”) to purchase shares (the “Shares”) of the common stock of Heat Biologics, Inc., a Delaware corporation (the “Company”), pursuant to the Company’s 2018 Stock Incentive Plan (the “Plan”), and hereby notifies the Company of the Participant’s desire to exercise the Option on the terms set forth herein:

PARTICIPANT INFORMATION:		OPTION INFORMATION:
Name:	_________________________	Grant Date:	_________________
Address:	_________________________ _________________________	Stated Expiration Date: Exercise Price per Share:	The 10th anniversary of the Grant Date $________________
Taxpayer ID #:	_________________________	Total Number of Shares Covered by this Option:	_________________
EXERCISE INFORMATION:
Number of Shares Being Purchased:	_________________________
Aggregate Exercise Price:	$________________________
Form of Payment (check all that apply):

☐

Check for $_________ made payable to “Heat Biologics, Inc.”

☐

Cash in the amount of $_________

Value of Shares Delivered $_________

Number of Shares to be Received Based on Cashless Exercise _________

Please register the Shares in my name as follows:	__________________________________________________ (Print name as it is to appear on stock certificate)

_________________________

_________________________

(Print Participant Name)

(Signature)

Date:  _________________________